UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2016

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.07.	Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 24, 2016. Shareholders voted to elect Kim C. Hanemann (Class I) to the Company’s Board of Directors (the “Board”), to serve a term of office of two years; and re-elected directors Steven M. Klein, Amy B. Mansue and Walter G. Reinhard (Class II), to each serve a term of office of three years. At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2016 Proxy Statement) which was filed with the Securities and Exchange Commission on April 12, 2016 and mailed to shareholders.

Proposal No. 1

Description of Matters Submitted

1)	A proposal to elect four nominees to the Board with Ms. Hanemann to serve a term expiring at the 2018 Annual Meeting of Shareholders and Directors Klein, Mansue and Reinhard serving terms that expire at the 2019 Annual Meeting of Shareholders. Each Director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes

Kim C. Hanemann	8,491,532	168,945	5,109,684
Steven M. Klein	8,462,289	198,188	5,109,684
Amy B. Mansue	8,505,636	154,841	5,109,684
Walter G. Reinhard	8,452,756	207,721	5,109,684

Proposal No. 2

Description of Matters Submitted

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2016 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes

7,897,797	627,827	134,853	5,109,684

Proposal No. 3

Description of Matters Submitted

3)	A proposal to ratify the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015

For	Against	Abstain

13, 437,910	231,872	100,379

Item 8.01	Other Events

2016 Annual Meeting of Shareholders

On May 24, 2016, Middlesex Water Company held its 2016 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected one Class I Director and three Class II Directors; approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for 2016 is described above.

Management’s presentation at the Annual Meeting of Shareholders will be available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release

On May 25, 2016, the Company issued a press release describing the voting results of shareholders at the Annual Meeting, the election of directors, the approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and the ratification by shareholders of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent auditors for the year ending December 31, 2016. A copy of the Company’s press release dated May 25, 2016 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 24, 2016

99.2	Company press release dated May 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Dated: May 25, 2016